Exhibit 10.1 (a)

FNB BANKSHARES STOCK OPTION PLAN


1.     TITLE OF PLAN

     The title of this Plan is the FNB Bankshares Stock Option Plan, hereinafter referred to as the "Plan".

2.     PURPOSE

     The Plan is intended to align the interests of eligible key employees of FNB Bankshares (hereinafter called the "Corporation") and its subsidiaries (as hereinafter defined), as well as those of eligible directors, consultants, subcontractors and other persons having significant business relationships with the Corporation or its subsidiaries (as hereinafter defined) with the interests of the stockholders of the Corporation and to provide incentives for such employees and other eligible individuals to exert maximum efforts for the success of the Corporation. By extending to key employees and other eligible individuals the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its stockholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key employees and directors and other persons having important business relationships with the Corporation or its subsidiaries for their part in increasing the value of the Corporation's shares. It is further intended that options granted pursuant to this Plan may be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options which are not incentive stock options (hereafter called "non-qualified stock options").

3.     STOCK SUBJECT TO THE PLAN

     There will be reserved for issue upon the exercise of options granted under the Plan 54,308 shares of the Corporation's Common Stock, par value $.80 per share, subject to adjustment as provided in Paragraph 8, which may be unissued shares, reacquired shares, or shares bought on the market. If any option which shall have been granted shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall again become available for the purposes of the Plan (unless the Plan shall have been terminated).

4.     ADMINISTRATION

     (a) The Plan shall be administered by a committee of the Board of Directors of the Corporation (the "Board"), in order to permit the Plan to comply with (i) Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act") and any successor rule and (ii) IRS regulations issued under Section 162(m) of the Code.

     (b) The Board shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

          (i) To determine from time to time which of the eligible persons shall be granted options under the Plan; the time or times (during the term of the option) within which all or portions of each option may be exercised and the number of shares for which an option or options shall be granted to each of them.


          (ii) To construe and interpret the Plan and options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

          (iv) To determine whether options granted shall be incentive stock options or non-qualified stock options.

          (v) To determine whether options granted shall be transferable without consideration to immediate family members or family trusts for the benefit of optionee's immediate family members. As used herein, "immediate family" means parents, spouses and children.

          (vi) To determine whether to permit the holder of an option whose employment has been terminated to exercise that option within a period of up to thirty (30) days after the effective date of such termination of employment.

     (c) The Board shall not have the authority to grant new options in exchange for the cancellation of stock options previously granted under the Plan or under any other stock option plan of the Corporation.

5.     ELIGIBILITY

     Incentive stock options may be granted only to regular employees of the Corporation and its subsidiaries. The term "subsidiary" corporation shall mean any corporation in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock. Such employees, as well as members of the board of directors of the Corporation or any of its subsidiaries, independent contractors to the Corporation or its subsidiaries, subcontractors to the Corporation or its subsidiaries and other persons having, in the judgment of the Board, important business relationships with the Company or its subsidiaries, shall be eligible to receive non-qualified stock options.

6.     TERMS OF OPTION AND OPTION AGREEMENTS

     Each option shall be evidenced by a written Stock Option Agreement which shall expressly identify the options as incentive stock options or as non-qualified stock options, and be in such form and contain such provisions as the Board shall from time to time deem appropriate; provided, however, that the grant of a non-qualified option pursuant to this Plan shall in no way be construed to be an alternative to the right of an employee to purchase stock pursuant to any incentive stock option heretofore or hereafter granted to an employee pursuant to any stock option plans now in existence or hereafter adopted by the Corporation. The terms of the option agreements need not be identical, but each option agreement shall include, by appropriate language, or be subject to, the substance of all of the applicable following provisions:







     (a) The purchase price under each incentive stock option granted shall be as determined by the Board but shall in no instance be less than 100% of fair market value on the date of grant. The fair market value on the date of grant shall be determined by the Board; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System on the date the option is granted, fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on such System on such date or the last date preceding such date on which a sale was reported, or (ii) if the Common Stock is admitted to trading on a national securities exchange on the date the option is granted, fair market value shall not be less than the last sale price reported for the Common Stock on such exchange on such date or, if there was no sale on such date, the last date preceding such date on which a sale was reported.

     (b) The maximum term of any incentive stock option shall be ten years from the date it was granted.

     (c) The maximum term of any non-qualified stock option shall be ten years and one day from the date it was granted.

     (d) An option may not be exercised to any extent, either by the person to whom it was granted or by the grantee's transferee, or by any person after the grantee's death, unless the person to whom the option was granted (if he or she was an employee of the Corporation or its subsidiaries on the grant date) has remained in the continuous employ of the Corporation, or of a subsidiary, for not less than six months from the date when the option was granted. Otherwise, each option shall be exercisable as determined by the Board.

     (e) The Corporation, during the terms of options granted under the Plan, at all times will keep available the number of shares of stock required to satisfy such options.

     (f) The Corporation will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy such options. Inability of the Corporation to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance and sale of its stock to satisfy such options shall relieve the Corporation from any liability for failure to issue and sell stock to satisfy such options pending the time when such authority is obtained or is obtainable.

     (g) Neither a person to whom an option is granted nor his or her transferee, legal representative, heir, legatee, or distributee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he or she has exercised his or her option pursuant to the terms thereof.

     (h) In order to be exempt under Section 16 of the Exchange Act and qualify as an incentive stock option, the option may not be transferable except by will or by the laws of descent or distribution, and during the lifetime of the person to whom the option is granted he or she alone may exercise it.








     (i) An option shall terminate and may not be exercised if the person to whom it is granted was an employee at the time of grant and thereafter ceases to be continuously employed by the Corporation, or by a subsidiary of the Corporation, except (subject nevertheless to the last sentence of this subparagraph (i)) if the Board determines to permit an extension of up to thirty (30) days as provided elsewhere herein or if the grantee's continuous employment is terminated by (i) retirement at or after age 62, (ii) permanent disability, or (iii) death, the option may be exercised in accordance with its terms and conditions at any time within a period of one (1) year following the date of such termination by the grantee or the grantee's transferee, or in the event of the grantee's death, by the persons to whom the grantee's rights under the option shall pass by will or by the laws of descent or distribution. Nothing contained in this subparagraph (i) is intended to extend the stated term of the option and in no event may an option be exercised by anyone after the expiration of its stated term.

     (j) Option agreements evidencing incentive stock options shall contain such terms and provisions as may be necessary to render them incentive stock options pursuant to Section 422 of the Code and the income tax regulations thereunder, as the same or any successor statute or regulations may at the time be in effect.

     (k) Nothing in this Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Corporation or any of its subsidiaries, or to interfere in any way with the right of the Corporation or any of its subsidiaries to terminate his or her employment at any time.

7.     TIME OF GRANTING OPTION

     The Board shall determine the date on which options are granted under the Plan. All options granted must be approved at a meeting of the Board by a majority of the members of the Board. If an option agreement is not executed by an employee and returned to the Corporation on or prior to thirty (30) days after the date the option is granted (or such earlier date as the Board may specify), such option shall terminate.

8.     ADJUSTMENT IN NUMBER OF SHARES AND IN OPTION PRICE

     In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for option, as well as the shares subject to any option and the option price thereof, shall be appropriately adjusted by the Board.

9.     PAYMENT OF PURCHASE PRICE

     The purchase price for all shares purchased pursuant to options exercised must be paid in full in cash.










10.     CHANGE IN CONTROL

     In the event the Corporation or its subsidiary, The First National Bank of Bar Harbor (the "Bank") is merged into or acquired by another entity in a transaction involving a Change in Control, the Board shall have the complete authority and discretion, but not the obligation, to accelerate the vesting of any outstanding options granted hereunder. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act in effect on the date of this Agreement), other than the Corporation or any "person" who on the date hereof is a director or officer of the Corporation or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Corporation or the Bank representing 25% or more of the combined voting power of the Corporation's or the Bank's then outstanding securities, or (B) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors of the Corporation or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period, or (c) all or substantially all of the assets of the Corporation or the Bank are sold in a single transaction or series of related transactions.

11.     AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

     (a) The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Board will seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Corporation's stock is listed, or other applicable law or regulation.

     (b) The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. An option may not be granted while the Plan is suspended or after it is terminated.

     (c) The rights and obligations under any options granted while the Plan is in effect shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the option was granted or the grantee's transferee or the person to whom rights under an option shall have passed by will or by the laws of descent and distribution.

12.     EFFECTIVE DATE

     The Plan shall become effective on July 31, 2001, subject, however, to receipt of approval of the Plan by the Company's shareholders not later than one year thereafter.









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